                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 1996

                          EL PASO NATURAL GAS COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                     1-2700                  74-0608280
     (STATE OR OTHER        (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      JURISDICTION                                     IDENTIFICATION NUMBER)
    OF INCORPORATION)

       ONE PAUL KAYSER CENTER           79901
      100 NORTH STANTON STREET     (ZIP CODE)
           EL PASO, TEXAS
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 541-2600


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ITEM 5. OTHER EVENTS

  On November 13, 1996, El Paso Natural Gas Company, a Delaware corporation (the "Registrant"), issued and sold $200,000,000 aggregate principal amount of its 6-3/4% Notes Due 2003 and $200,000,000 aggregate principal amount of its 7-1/2% Debentures Due 2026 (collectively, the "Offered Securities"). The Offered Securities were purchased pursuant to the terms of an Underwriting Agreement, dated November 7, 1996, among the Registrant, Donaldson, Lufkin & Jenrette Securities Corporation, Chase Securities Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated. The terms of the Offered Securities are set forth in the Indenture dated as of November 13, 1996, between the Registrant and The Chase Manhattan Bank, as trustee, which Indenture is filed as an Exhibit to this Report. In connection with the offering of the Offered Securities, the Offered Securities have been registered under the Securities Act of 1933, as amended, on the Registrant's Registration Statement on Form S-3, as amended (No 333-14617).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits:

  See the Exhibit Index following the signature page of this Report, which is incorporated by reference herein.

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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          EL PASO NATURAL GAS COMPANY

                                                  /s/ Jeffrey I. Beason
                                          By: _________________________________
                                                    Jeffrey I. Beason
                                              Vice President and Controller

Date: November 13, 1996

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                          EL PASO NATURAL GAS COMPANY

                                 EXHIBIT INDEX
                                       TO
                            FORM 8-K CURRENT REPORT

                       DATE OF REPORT: NOVEMBER 13, 1996

 EXHIBIT
 NUMBER                     DESCRIPTION
 -------                    -----------
   4.1   Indenture dated as of November 13, 1996, between
         the Registrant and The Chase Manhattan Bank, as
         trustee.
   4.2   Form of 6-3/4% Note Due 2003.
   4.3   Form of 7-1/2% Debenture Due 2026.


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